EXHIBIT 99



MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By:   MHR Advisors LLC,
      its General Partner

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR ADVISORS LLC

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL PARTNERS LP

By:   MHR Institutional Advisors LLC,
      its General Partner

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019






MHR INSTITUTIONAL ADVISORS LLC

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL PARTNERS IIA LP

By:   MHR Institutional Advisors II LLC,
      its General Partner

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL ADVISORS II LLC

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019






MHR INSTITUTIONAL PARTNERS III LP

By:   MHR Institutional Advisors III LLC,
      its General Partner

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL ADVISORS III LLC

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR FUND MANAGEMENT LLC

By:   /s/  Mark H. Rachesky, M.D.
      ----------------------------
      Name: Mark H. Rachesky, M.D.
      Title:  Managing Member

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019